                                                                    Exhibit 10.1

                                 AMENDMENT NO. 1

                                       to

                        4-YEAR REVOLVING CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 TO THE 4-YEAR REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of May 12, 2006 by and among THE TJX COMPANIES, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION and THE BANK OF NEW YORK, as syndication agents (the "Syndication Agents") and CITIZENS BANK OF MASSACHUSETTS, KEYBANK NATIONAL ASSOCIATION and UNION BANK OF CALIFORNIA, N.A., as documentation agents (the "Documentation Agents"; collectively with the Administrative Agent and the Syndication Agents, the "Agents") under that certain 4-Year Revolving Credit Agreement dated as of May 5, 2005 by and among the Borrower, the financial institutions party thereto, the Administrative Agent, the Syndication Agents and the Documentation Agents (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

      WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agents and the Documentation Agents are parties to the Credit Agreement; and

      WHEREAS, the Borrower has requested that the Agents and all of the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and

      WHEREAS, the Borrower, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

      1. Amendments to the Credit Agreement. Effective as of May 12, 2006 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

            1.1 Section 1.1 of the Credit Agreement is amended to delete the phrase "May 5, 2009" now appearing in the definition of "Facility Termination Date", and to substitute the following therefor: "May 5, 2010".

            1.2 Section 2.18 of the Credit Agreement is amended to delete the table now appearing therein, and to substitute the following therefor:

                          EURODOLLAR APPLICABLE MARGINS
                          APPLICABLE FACILITY FEE RATES
                      AND APPLICABLE UTILIZATION FEE RATES
                                (IN BASIS POINTS)

                   AT LEAST                                      AT LEAST        AT LEAST
                   A+ FROM       AT LEAST A     AT LEAST A-      BBB+ FROM       BBB FROM       NO OTHER
                  S&P OR A1       FROM S&P        FROM S&P        S&P OR          S&P OR        PRICING
   CREDIT           FROM         OR A2 FROM     OR A3 FROM       Baa1 FROM      Baa2 FROM         LEVEL
   RATINGS         MOODY'S         MOODY'S        MOODY'S         MOODY'S        MOODY'S        APPLIES
------------      ---------      ----------     -----------      ---------      ---------       --------
Eurodollar
Applicable
Margin               17.5           19.0           23.0            29.5            35.0           42.5

Applicable
Facility Fee          5.0            6.0            7.0             8.0            10.0           12.5

Applicable
Utilization
Fee Rate              5.0            5.0            5.0             5.0            10.0           10.0

            1.3 Sections 5.4 and 5.5 of the Credit Agreement are amended to delete the phrase "January 29, 2005" now appearing therein, and to substitute the following therefor: "January 28, 2006".

      2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

            (a) duly executed copies of this Amendment from each of the Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agents and the Lenders;

            (b) the Upfront Fee (as defined below);

            (c) any other fee (including, but not limited to, to the extent invoiced, reasonable attorneys' fees and expenses) payable to the Agents in connection with this Amendment, which fees may be paid directly to the Agents; and

            (d) a Certificate of the Secretary of the Borrower certifying (i) its certificate of incorporation and by-laws (or equivalent governing documents), together with all amendments thereto, (ii) resolutions of the board of directors (or similar governing body or committee with authority to approve the proposed transactions) of the Borrower approving and authorizing the execution, delivery and performance of this Amendment, and (iii) only to the extent of any changes from the incumbency certified as of May 5, 2005, the incumbency and the signatures of the officers, identified by name and title, of the Borrower authorized to execute this Amendment.

      3. Upfront Fee. On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Lender an upfront fee (the "Upfront Fee") in an amount equal to 0.015% (1.5 basis points) multiplied by such Lender's Commitment.

      4. Representations and Warranties of the Borrower.

            4.1 The Borrower hereby represents and warrants that this Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally).

            4.2 Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and agrees that all such representations and warranties are true and correct in all material respects, as though made on and as of the Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date and (ii) certifies to the Agents and the Lenders that no Default or Unmatured Default has occurred and is continuing.

      5. Reference to the Effect on the Credit Agreement.

            5.1 Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

            5.2 Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      6. Governing Law. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF AND THE LENDERS, AT NEW YORK, NEW YORK BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWER AND ANY OF THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY OTHER HOLDER OF THE OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                                                    Exhibit 10.1

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                  THE TJX COMPANIES, INC., as the Borrower

                                  By: /s/ Mary B. Reynolds
                                      ------------------------------------------
                                      Name:  Mary B. Reynolds
                                      Title: Vice President - Finance Treasurer

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  BANK OF AMERICA, N.A., as
                                  Administrative Agent and as a Lender

                                  By: /s/ Mollie S. Canup
                                      ------------------------------------------
                                      Name:  Mollie S. Canup
                                      Title: Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  THE BANK OF NEW YORK, as a
                                  Syndication Agent and as a Lender

                                  By: /s/ Michael V. Flannery
                                      ------------------------------------------
                                      Name:  Michael V. Flannery
                                      Title: Managing Director

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  JPMORGAN CHASE BANK NATIONAL
                                  ASSOCIATION, as a Syndication Agent
                                  and as a Lender

                                  By: /s/ Teri Streusand
                                      ------------------------------------------
                                      Name:  Teri Streusand
                                      Title: Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  CITIZENS BANK OF
                                  MASSACHUSETTS, as a Documentation
                                  Agent and as a Lender

                                  By: /s/ Stephen F. Foley
                                      ------------------------------------------
                                      Name:  Stephen F. Foley
                                      Title: Senior Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  KEYBANK NATIONAL ASSOCIATION,
                                  as a Documentation Agent and as a Lender

                                  By: /s/ Marianne T. Meil
                                      ------------------------------------------
                                      Name:  Marianne T. Meil
                                      Title: Senior Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  UNION BANK OF CALIFORNIA, N.A., as
                                  a Documentation Agent and as a Lender

                                  By: /s/ Theresa L. Rocha
                                      ------------------------------------------
                                      Name:  Theresa L. Rocha
                                      Title: Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  FIFTH THIRD BANK, as a Lender

                                  By: /s/ Brooke Balcom
                                      ------------------------------------------
                                      Name:  Brooke Balcom
                                      Title: Assistant Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION, as a Lender

                                  By: /s/ Jordan R. Fragiacomo
                                      ---------------------------------------
                                      Name:  Jordan R. Fragiacomo
                                      Title: Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  PNC BANK, NATIONAL ASSOCIATION, as a Lender

                                  By: /s/ Michael Nardo
                                      ------------------------------------------
                                      Name:  Michael Nardo
                                      Title: Senior Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  MELLON BANK, N.A., as a Lender

                                  By: /s/ William M. Feathers
                                      ------------------------------------------
                                      Name:  William M. Feathers
                                      Title: Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  U.S. BANK NATIONAL ASSOCIATION,
                                  as a Lender

                                  By: /s/ Heather Hinkelman
                                      ------------------------------------------
                                      Name:  Heather Hinkelman
                                      Title: Banking Officer

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  THE BANK OF NOVA SCOTIA, as a Lender

                                  By: /s/ Todd Meller
                                      ------------------------------------------
                                      Name:  Todd Meller
                                      Title: Managing Director

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  SUNTRUST BANK, N.A., as a Lender

                                  By: /s/ Robert Maddox
                                      ------------------------------------------
                                      Name:  Robert Maddox
                                      Title: Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

                                  SOVEREIGN BANK, as a Lender

                                  By: /s/ Judith C.E. Kelly
                                      ------------------------------------------
                                      Name:  Judith C.E. Kelly
                                      Title: Senior Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT